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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of report: March 25, 2002

                           Ezcony Interamerica, Inc.
                           (Exact Name of Registrant)

                             British Virgin Islands
                 (State or other jurisdiction of Incorporation)

                    0-20406                       Not Applicable
          (Commission File Number)    (I.R.S. Employer Identification No.)


Craigmuir Chambers
P.O. Box 71, Road Town
Tortola
British Virgin Islands                                 Not Applicable
(Address of Principal Executive Offices)                  (Zip Code)

                           011-507-441-6566 (Panama)
             (Registrant's Telephone Number, Including Area Code)



          ___________________________________________________________
         (Former name or former address, if changed since last report)
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Item 3.         Bankruptcy or Receivership.


On March 22, 2002, Ezcony Interamerica, Inc. (the "Company"), filed a Petition for Assignment for the Benefit of Creditors in the Circuit Court of the 11/th/ Judicial Circuit in and for Miami-Dade County, Florida. Don Kaplan was appointed as Assignee for the benefit of creditors of the Company. The Assignee has received an offer to purchase the common stock of Ezcony Trading Corporation, a Panama corporation, for $35,000 from Trading Holdings, LLC, which is owned by the uncle of Ezra Cohen, the Company's Chairman of the Board and President. It is anticipated that once the assets of the Company are sold and its creditors paid, the Company will be dissolved.

Item 5.         Other Events.

On March 22, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.         Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.     Description

     99.1           Press Release dated March 22, 2002.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EZCONY INTERAMERICA, INC.


DATED: March 25, 2002               By:  /s/ Ezra Cohen
                                         ------------------------------
                                         Ezra Cohen, President


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     Exhibit Index

     Exhibit No.         Description

     99.1                Press Release dated March 22, 2002.